It’s good to be a king. Especially at such a young age!

After only 20 months, the Paradigm Value Fund was named a "category king" and ranked #2 nationwide in the Wall Street Journal's report on small-cap value funds (based on one year performance as of August 31, 2004).

  PVF also outperformed the leading indices - Russell 2000 and S&P 600 - as well as the most established mutual funds. We attribute this success to our research and our investment process.

  Paradigm Capital Management, Inc., was established in 1994 in Albany, NY. To learn more, please call (518) 431-3500.

- PERFORMANCE RETURN SUMMARY -	Paradigm CAPITAL MANAGEMENT, INC. NINE ELK STREET / ALBANY, NY 12207-1002 (518) 431-3500

Average Annual Returns and Performance Figures

as of September 30, 2004.(A)

                                                                                                     SINCE INCEPTION

                                          3rdQ04 (B)    YTD (C)      1 YEAR             (1/1/03)

Paradigm Value Fund        0.55%       14.74%         37.34%             41.93%

S&P 600 Index                    -1.37%         8.55%         24.52%             26.37%

Russell 2000 Index            -2.86%         3.74%         18.75%             27.39%

(A) Average annual return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. (B) Non-annualized return for the 3rd quarter of 2004. (C) Non-annualized return for year-to-date.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principle value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-800-239-0732.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-800-239-0732.

Please read it carefully before you invest or send money.